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                                                            EXHIBIT 10.1

                          Master Note Agreement
    Between Nordstrom Credit, Inc. as borrower and Nordstrom, Inc. as lender.

Nordstrom Credit, Inc., a Colorado corporation (the "Borrower"), and Nordstrom, Inc., a Washington corporation (together with its successors and assigns, the "Lender"), have agreed to enter into this credit arrangement ("Agreement") to be effective as of the opening of business on February 1, 2002. Now, therefore, in consideration of the premises and other good and valuable consideration, the receipt of which are hereby acknowledged, the parties hereto agree as follows:

Lender agrees to lend to Borrower, if Lender has funds available and at its sole discretion, for general business purposes certain sums for this purpose from time to time against Borrower's master promissory note ("Note"), payable upon demand (which demand if given verbally, shall be promptly confirmed in writing), in the form of Exhibit "A" to this letter, properly completed, duly executed by an authorized officer of Borrower and delivered to Lender.

The principal amount of each loan shall be specified from time to time in the manner hereinafter provided. The Note shall be dated as of the date of this Agreement and shall bear interest from said date, payable on the first day of each month on the daily principal amount from time to time outstanding during the accrual period, at a rate or rates equivalent to the 30-45 day A1/P1 Commercial Paper Rate (as hereinafter defined) for such day, or, if such day is not a business day, the rate for the immediately preceding business day. For purposes of this Agreement, the "30-45 day A1/P1 Commercial Paper Rate" shall mean the 30-45 day commercial paper rate available under the Nordstrom Private Label Credit Card Master Note Trust Class A Series 2001-2 Floating Rate Asset Backed Variable Funding Note (commonly referred to as Borrower's "Variable Funding Conduit" or, "Falcon,"). If the 30-45 day A1/P1 Commercial Paper Rate is not available for any business day, the applicable rate for such date shall be the one month LIBOR rate for such day as determined by Lender on the basis of quotations received by Lender, from one or more U.S. commercial banks. Each change in such rate shall be effective with respect to all loans outstanding hereunder on the same date as the change in the reference rate is effective. For purposes of computing interest, principal amounts loaned hereunder shall be deemed to be outstanding on the date loaned but not on the date repaid. Interest shall be computed on an actual/360 day basis.

Upon request, Borrower shall issue and deliver to Lender, in exchange for the promissory note then held by Lender, a new promissory note in the same principal amount as the note being surrendered in exchange, and dated and bearing interest from the date to which interest has been paid on said note being surrendered in exchange. Such replacement note shall thereafter be the "Note" described in this Agreement.

When Borrower desires to borrow or repay funds pursuant to this Agreement, a duly authorized officer or duly authorized employee designated by Borrower in writing for such purpose, shall provide telephonic and/or electronic notice to Lender's Treasurer (or such person as may be designated by the Treasurer in writing) of the total amount requested or to be repaid by Borrower hereunder no later than 7:30 AM Pacific time on the proposed funding date. In the case of Borrower requesting funds from Lender, Lender will, if it has funds available and at its sole discretion, make available to Borrower in Borrower's account at Bank of America (or such other account as Borrower may designate in a written notice to Lender from time to time) in

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immediately available funds the amount(s) requested by Borrower on the funding date. In the case of Borrower repaying borrowed amounts to Lender, Borrower will make available to Lender in Lender's account at Bank of America (or such other account as Lender may designate in a written notice to Borrower from time to time) in immediately available funds the amount indicated in the notification on the funding date.

Upon either a borrowing or repayment, Borrower shall enter the amount to be borrowed or repaid under on a computerized record kept by Borrower for such purpose and Lender shall enter the amount on either the Note or a computerized record kept by Lender for such purpose. In the event of discrepancies between the amounts recorded by Borrower and Lender's records, actual amounts transferred as evidenced by Bank of America records shall be deemed to be the true and correct transaction amount and Borrower and/or Lender shall adjust the amount on the Note or other record, as applicable, to reflect the transaction amount evidenced by Bank of America's records.

After the close of each month during which (i) Lender has made any loan to Borrower hereunder, (ii) Borrower has made any repayment on the principal balance of any loan made hereunder, (iii) the interest rate on any loan shall have changed, or (iv) any principal balance shall remain outstanding, Borrower shall send Lender a written confirmation of any transaction which took place during such month and the balance outstanding on the Note dated the last business day of such month in substantially the form attached hereto as Exhibit "B" with appropriate insertions in the blank spaces therein.

It is understood and agreed that Lender shall have the right at any time to demand payment of all or any part of the principal amount then outstanding on the Note then held by Lender, together with interest to the date of payment. Borrower shall have the right at any time, upon advice to Lender by letter or telephone, to pay all or any part of the principal amount then outstanding on the promissory note held by Lender, together with interest to the date of payment, notwithstanding that Lender has not theretofore demanded such payment in accordance with the foregoing and with the note.

It is further understood and agreed that Lender shall not sell, pledge, assign nor otherwise transfer any promissory note held by Lender pursuant to this Agreement without first having notified Borrower at least ten days prior to the intended sale, pledge, assignment or transfer, and in no event shall any such sale, pledge, assignment or transfer be effected except upon compliance with all applicable federal and state securities laws and regulations.

By entering into this Agreement and the Note, Lender covenants and agrees that all of Borrower's debt to Lender under this Agreement or the Note constitutes Affiliated Debt and is subordinate and junior to all Prior Debt of Borrower according to the terms and conditions of the Investment Agreement between Borrower and Lender dated October 8, 1984 as though such terms were fully set out in this Agreement.



This Agreement may be terminated by Lender or Borrower upon not less than ten days' written notice to the other party.

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The undersigned, on behalf of the Borrower and Lender, agree to the terms and conditions as set forth in this Agreement.



Borrower: Nordstrom Credit, Inc.


By   /s/ Kevin Knight
     ----------------------
     Kevin Knight
     President


ACCEPTED:

Lender: Nordstrom, Inc.



By   /s/ Robert E. Campbell
     ----------------------
     Robert E. Campbell
     V.P. Strategy & Planning, Treasurer








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Exhibit "A"                                             February 1, 2002

                             Promissory Note


For value received, Nordstrom Credit, Inc., a corporation organized under the laws of the State of Colorado, ("NCI") promises to pay to the order of Nordstrom, Inc. or the holder hereof ("Nordstrom") on Nordstrom's demand (which demand, if given verbally, shall be promptly confirmed in writing), the principal sum set forth below as "Principal Amount Outstanding", on the date of such demand, at the office of Nordstrom or such other location as Nordstrom shall designate from time to time, and will likewise pay to the order of Nordstrom accrued interest at the rate or rates per annum provided for in the agreement mentioned below. Said interest will be due and payable on the first day of each month after the date of this note or upon payment in full or demand for payment in full of the principal amount from time to time outstanding as indicated below. Interest will be calculated on the daily principal amount outstanding as indicated below or in other books and records, computerized or manual, kept for such purpose.

This note is issued pursuant to and is subject to the terms and conditions of that certain Master Note Agreement dated February 1, 2002, by and between Nordstrom and NCI.


                                                  NORDSTROM CREDIT, INC.


                                                  By   /s/ Kevin Knight
                                                      ------------------
                                                  Its  President
                                                      ------------------

                                      Principal    Effective
               Amount      Amount      Amount      Interest   Authorized
   Date        Loaned       Paid     Outstanding     Rate      Initials
 ---------   ---------   ---------   -----------   ---------  ----------

 ---------   ---------   ---------   -----------   ---------  ----------

 ---------   ---------   ---------   -----------   ---------  ----------

 ---------   ---------   ---------   -----------   ---------  ----------

 ---------   ---------   ---------   -----------   ---------  ----------

 ---------   ---------   ---------   -----------   ---------  ----------

 ---------   ---------   ---------   -----------   ---------  ----------

 ---------   ---------   ---------   -----------   ---------  ----------

 ---------   ---------   ---------   -----------   ---------  ----------

Exhibit "B"                                             February 1, 2002




                          Nordstrom Credit, Inc.
                          13531 E. Caley Avenue
                        Englewood, Colorado 80111


Attention:

                                                   Dated:
                                                         ---------------


                Re: Master Note of Nordstrom Credit, Inc.

Gentlemen:

We confirm to you the following changes occurred in the loans outstanding under the terms of the Master Note Agreement with you and our related promissory note, each dated February 1, 2002 for the month ended this date.


                   Prior                       Current
                 Principal                    Principal       Current
                  Amount          Loan         Amount        Interest
    Date        Outstanding   (Repayment)    Outstanding       Rate
 -----------   ------------   ------------   -----------   -------------





                                                  NORDSTROM CREDIT, INC.



                                                  By
                                                     -------------------
                                                     Kevin Knight
                                                     President